EXHIBIT 10.3



                                  TALK.COM INC.

                            INDEMNIFICATION AGREEMENT

                  This Indemnification Agreement ("Agreement") is made as of March 28, 2001, by and between Talk.com Inc., a Delaware corporation (the "Company"), and Aloysius T. Lawn IV ("Indemnitee").

                  WHEREAS, pursuant to that certain employment agreement between the Company, Talk.com Holding Corp. and Indemnitee dated March 28, 2001 (the "Employment Agreement") Indemnitee is continuing his service as Executive Vice President - General Counsel and Secretary of the Company and will perform a valuable service in such capacity for the Company; and

                  WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in order to induce Indemnitee to enter into the Employment
Agreement, the Company agreed to enter into an agreement with Indemnitee providing for the indemnification of Indemnitee as provided herein.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

         1.       Indemnification.

                  (a) Indemnification of Indemnitee. The Company shall indemnify and hold harmless Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (collectively, hereinafter a "Claim") by reason of, or arising in whole or in part out of, any event or occurrence related to the fact that Indemnitee is or was a director, officer, manager, employee, agent, representative or fiduciary of the Company, a subsidiary of the Company (a "Subsidiary") or an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company (an "Affiliate"), or is or was serving at the request of the Company or any Subsidiary or Affiliate as a director, officer, manager, employee, agent, representative or fiduciary of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust or other entity or enterprise (collectively, an "Other Entity"), or by reason of any action or inaction on the part of Indemnitee while serving in any of such capacities, whether or not the basis of the Claim is an alleged action in an official capacity as a director, officer, manager, employee, agent, representative or fiduciary of the Company, or any Subsidiary, Affiliate or Other Entity (any of the foregoing capacities referenced in this Section 1(a), an "Indemnified

Capacity"), against any and all costs, expenses and other amounts actually and reasonably incurred and/or, as the case may be, paid (including, without limitation, attorneys' fees and all other costs, expenses and obligations actually and reasonably incurred in connection with investigating, defending, being a witness in, or otherwise participating in (including on appeal), or preparing to defend, any Claim), and judgements, fines, penalties and amounts paid in connection with the settlement of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including all interest, assessments and other charges paid or payable by the Indemnitee in connection with or in respect of such costs, expenses and other amounts (collectively, hereinafter, the "Expenses"). Without limiting the rights of Indemnitee under
Section 2(a) below, the payment of Expenses actually paid by Employee shall be made by the Company as soon as practicable, but in any event no later than thirty (30) days after written demand by Indemnitee therefor is presented to the Company. Any event giving use to the right of Indemnitee to be indemnified hereinafter is referred to herein as an "Indemnifiable Event."

                  (b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) hereof shall be subject to the condition that the Reviewing Party (as defined in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel (as defined in Section 10(d) hereof) is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) hereof (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to so reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee could be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by members of the Board of Directors who are not or were not, as the case may be, a party or parties, as the case may be, to the Claim in respect of which indemnification is sought, and if there has been a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel. If, within thirty (30) days after the Company's receipt of written notice from Indemnitee demanding such indemnification (the "30-Day Period") (i) the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law or makes no determination in that regard or,
(ii) Indemnitee shall not have received full indemnification from the Company, Indemnitee shall have the right to commence litigation seeking a determination by a court of competent jurisdiction as to the propriety of indemnification under the circumstances involved or challenging any such determination (or lack thereof) by the Reviewing Party or any aspect thereof, including the legal or factual



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

bases therefor or the failure of the Company to fully indemnify the Indemnitee, and the Company hereby consents to service of process and to appear in any such proceeding and hereby appoints the Secretary of the Company (or, if such office is not filled at a time in question, any Assistant Secretary of the Company or, if such office is not filled at a time in question, any Vice President of the Company - each, a "Service Receiver") as its agent for such service of process. Any determination by the Reviewing Party not otherwise so challenged shall be conclusive and binding on the Company and Indemnitee.

                  (c) Change in Control. The Company agrees that if there is a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, the Company shall seek legal advice only from the Independent Legal Counsel. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                  (d) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in connection with any Claim, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection therewith.

         2.       Expenses; Indemnification Procedure.

                  (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee so that the Company, and not Indemnitee, shall be obligated to pay such incurred Expenses. The advances of Expenses to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable, but in any event no later than five (5) days after written demand by Indemnitee therefor to the Company.

                  (b) Notice and Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement; but the Indemnitee's failure to so notify the Company shall not relieve the Company from any liability that it may have to Indemnitee under this Agreement, except to the extent that the Company is able to establish that its ability to avoid liability under such Claim was prejudiced in a material respect by such failure. Notice to the Company shall be directed to a Service Receiver at the address of the Company shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall, at the expense of the Company, provide the Company with such information and cooperation with respect to a Claim, or any matters related to such Claim, as it may reasonably require in connection with the indemnification provided for herein and as shall be within Indemnitee's power. Any costs or expenses (including attorneys' fees and disbursements) actually and reasonably incurred by Indemnitee in so cooperating shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification), which shall pay any such amount within fifteen (15) days after receiving a request therefor from Indemnitee, and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                  (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to a claim for indemnification by Indemnitee hereunder or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

                  (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has one or more policies of liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the applicable insurer(s) in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all action necessary or desirable to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

                  (e) Selection of Counsel. In the event that the Company shall be obligated hereunder to pay the Expenses with respect to any Claim, the Company, except as otherwise provided below, shall be entitled to assume the defense of such Claim at its own expense with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. Indemnitee's approval of such counsel shall not be unreasonably withheld. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to such Claim, other than as provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in connection with a Claim, but the fees and expenses of such counsel incurred after written notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee, unless (i) the employment of counsel by Indemnitee has been previously authorized by the Company, or, following a Change in Control (other than a Change in Control approved by a majority of the members of the Board of Directors who were directors immediately prior to such Change in Control), the employment of counsel by Indemnitee has



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

been approved by the Independent Legal Counsel, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed or retained or continued to employ or retain counsel to assume the defense of such Claim, in each of which cases the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume or control the defense of any Claim brought by or on behalf of the Company or as to which the Indemnitee has reached the conclusion that there may be a conflict of interest between the Company and Indemnitee. The Company shall not settle any Claim in any manner which would impose any penalty or limitation on Indemnitee without the Indemnitee's written consent (which approval shall not be unreasonably withheld).

                  (f) Settlement of Claims. The Company shall not be required to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's written consent; provided, however, that consent by the Company to the settlement of any claim shall not be unreasonably withheld. Notwithstanding the foregoing, however, if a Change in Control has occurred (other than a Change in Control approved by a majority of the members of the Board of Directors who were directors immediately prior to such Change in Control), then the Company shall be required to indemnify Indemnitee for amounts paid in settlement of any Claim if the Independent Legal Counsel has approved such settlement or has not made a determination with respect to such settlement within (30) days after the effective date of such Change in Control.

         3.       Additional Indemnification Rights; Non-Exclusivity.

                  (a)      Scope.   The  Company   hereby  agrees  to  indemnify
Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the Company's Certificate of Incorporation or Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of the Company to indemnify Indemnitee, it is the intent of the parties hereto that Indemnitee shall enjoy under this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of the Company to indemnify the Indemnitee, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  (b) Non-Exclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation or Bylaws, any agreement, vote of stockholders or directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any Indemnifiable Event while serving in an Indemnified Capacity even though Indemnitee may have ceased to serve in such Indemnified Capacity.

         4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim to the extent Indemnitee has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise indemnifiable hereunder.



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

         5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of any of the Expenses in connection with the investigation, appeal or settlement of any Claim, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such portion of the Expenses.

         6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that, in certain instances, applicable law or public policy may prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         7. Liability Insurance. To the extent the Company or any Subsidiary or Affiliate maintains liability insurance applicable to directors, officers, managers, employees, agents, representatives or fiduciaries of the Company or such Subsidiary or Affiliate (collectively, the "Covered Persons"), Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Covered Persons who is then serving in the same capacity or capacities, as the case may be, as Indemnitee.

         8.       Exceptions.   Any  other  provision  herein  to  the  contrary
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                  (a) Excluded Action or Omissions. To indemnify Indemnitee for any Expenses resulting from acts, omissions or transactions from which Indemnitee may not be indemnified under applicable law, or for any Expenses resulting from Indemnitee's conduct which is finally adjudged to have been willful misconduct or knowingly fraudulent conduct;

                  (b) Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advance or insurance recovery, as the case may be, except (i) with respect to proceedings brought to establish or enforce (a) a right to, or for, Expense Advances and/or, as the case may be, (b) any other right of Indemnitee under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect,
(ii) in specific cases, if the Board of Directors has approved the initiation or bringing of such suit or (iii) as otherwise required under applicable law or statute;

                  (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

                  (d) Claims Under Section 16(b). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale or, sale and purchase, by Indemnitee of



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

securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor statute.

         9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company with respect to the matters addressed in this Agreement against Indemnitee, or Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two(2) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

         10.      Construction of Certain Phrases.

                  (a) Company. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, managers, employees, agents, representation or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, manager, employee, agent or fiduciary of an Other Entity, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving entity as Indemnitee would have stood with respect to such constituent entity if its separate existence had continued. The consummation of any transaction described in this Section 10(a) shall be subject to the requirements of Section 12, below.

                  (b) Miscellaneous Terms. For purposes of this Agreement, references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company or any Subsidiary or Affiliate" or words of similar import shall include any service as a director, officer, manager, employee, agent, representative or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, manager, employee, representative, agent or fiduciary with respect to an employee benefit plan, or its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement or under any applicable law or statute.

                  (c) Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities (as defined below) of the Company representing more than twenty percent (20%) of the total voting power represented by the



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

Company's then outstanding Voting Securities, (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (iii) and (iv) of this
Section 10(c)) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power of the resulting or surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets. For purposes of this Agreement, "Voting Securities" shall mean any securities the holders of which vote generally in the election of directors.

                  (d) Independent Legal Counsel. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, who shall not have otherwise performed services for the Company or Indemnitee within the then prior three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements) selected by the Company and approved by Indemnitee in writing, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

                  (e) Reviewing Party. For purposes of this Agreement, a "Reviewing Party" shall mean (i) any person or group of persons consisting of a member or members of the Company's Board of Directors and/or, as the case may be, or any other person appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or (ii) Independent Legal Counsel.

         11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which, together, shall constitute one and the same document.

         12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, heirs and personal and legal representatives. The Company may not assign its obligations under this Agreement to any individual or entity except by operation of law to an entity acquiring all or substantially all of the business and/or, as the case may be, assets of the Company (a "Successor") and, in any such case, the Company shall continue to be obligated hereunder. The Company shall require and cause any Successor by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve in an Indemnified Capacity.

         13. Attorneys' Fees. In the event that any action is instituted by Indemnitee in a court of competent jurisdiction under this Agreement or under any liability insurance policies maintained by the Company to enforce, or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses actually and reasonably incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to an advance of such Expenses in the manner provided in Section 2 (a), above, with respect to such action, unless, as a part of such action, the court in which such action is brought determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses actually and reasonably incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to an advance of such Expenses in the manner provided in Section 2 (a), above, with respect to such action, unless as a part of such action such court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         14. Notice. Any notices or demands given in connection herewith shall be in writing and deemed given when (a) personally delivered, (b) sent by facsimile transmission to a number provided in writing by the addressee and a confirmation of the transmission is received by the sender or (c) two (2) days after being deposited for delivery with a recognized overnight courier, such as Fed Ex, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such party may in writing designate:

         If to Indemnitee:          Aloysius T. Lawn IV

         If to Company:             Talk.com Inc.
                                    12020 Sunrise Valley Drive
                                    Suite 250
                                    Reston, VA  20190
                                    Attn: Secretary

         15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the Commonwealth of Pennsylvania for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the courts of the Commonwealth of Pennsylvania in and for the County of Philadelphia, which shall be the exclusive and only proper forum for adjudicating such a claim.

         16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself held to be invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

         18. Subrogation. In the event of payment to, or on behalf of Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall, at Company's expense, execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to, or shall constitute a waiver of, any other provisions hereof (whether or not similar thereto), nor shall such waiver constitute a continuing waiver. Except as specifically set forth herein, no failure to exercise, or any delay in exercising, any right or remedy hereunder shall constitute a waiver thereof.

         20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

         21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any Subsidiaries.

         22. Certain Words. As used in this Agreement, the words "herein," "hereunder," "hereof" and similar words shall be deemed to refer to this Agreement in its entirety, and not to any particular provision of this Agreement unless the context clearly requires otherwise.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       TALK.COM  INC.

                                       By: /s/ Edward Meyercord
                                          -------------------------------------

                                       Title: CFC-COO
                                             ----------------------------------






AGREED TO AND ACCEPTED

INDEMNITEE:


/s/ Aloysius T. Lawn IV
----------------------------------
Aloysius T. Lawn IV